GreenVision Acquisition Corp. – Reverse Merger	12 Months Ended
Dec. 31, 2021
Greenvision Acquisition Corp. Reverse Merger
GreenVision Acquisition Corp. – Reverse Merger

4. GreenVision Acquisition Corp. – Reverse Merger

On August 12, 2021 (the “Closing Date”), the business combination between Helbiz and GRNV was closed. In connection with the execution of the business combination GRNV closed a PIPE Investment by entering into subscription agreements with investors for an aggregate of 2,650,000 GRNV units at $10.00 per unit, amounted to $26.5 million of gross proceeds, of which proceeds $5 million was in the form of cancelation of Helbiz Holdings Inc. promissory notes. Each unit consisted of one Class A Common Stock and a warrant to purchase one Class A Common Stock exercisable at $11.50.

As a result of the aforementioned business combination, each Helbiz Holdings share, and stock option issued and outstanding immediately prior to the business combination date were canceled and automatically converted into the right to receive 4.63 (the “conversion ratio”) GRNV shares or stock options of the respective class.

The business combination was accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded. Based on the analysis performed, GRNV is treated as the “acquired” company for financial reporting purposes. This determination was based primarily on Helbiz Holdings having the ability to appoint a majority of the initial Board of the combined entity, Helbiz Holdings’ senior management comprising the majority of the senior management of the combined company, and the ongoing operations of Helbiz Holdings comprising the ongoing operations of the combined company. Accordingly, for accounting purposes, the business combination was treated as the equivalent of Helbiz issuing shares for the net assets of GRNV, accompanied by a recapitalization.

The following table summarizes the Company’s net assets acquired through the consummation of the business combination on August 12, 2021.

Cash and cash equivalents	$20,281
Subscription receivable – PIPE Investment in the form of cancelation of Helbiz Holdings promissory notes	5,000
Prepaid expenses and other current assets	739
Liability Warrants	(1,958)
Liabilities toward Helbiz	(570)
Accounts payable and accrued expenses	(54)
Net Asset Acquired, excluding Helbiz transaction costs	$23,438

Helbiz transaction costs	(3,046)

Net Asset Acquired from the business combination	20,392

The Liabilities assumed by Helbiz as result of the business combination are mainly related to the Warrants classified as Liabilities and amounted to $1,958 on August 12, 2021. The Warrant liabilities are composed of the following:

(a)	2,100,000 Private Warrants issued to GRNV Sponsors (“GRNV Sponsor Private Warrants”). Each Private Warrant is exercisable to purchase one share of Class A common stock at an exercise price of $11.50 per share, (see Note 14. Current and Non-current Financial liabilities, net). At the closing date, the fair value of these Private Warrants recorded as a liability were $1,829.
(b)	287,500 Private Warrants issued to GRNV’s underwriter, I-Bankers Securities, Inc. (“GRNV Underwriter Private Warrants”). Each Private Warrant is exercisable to purchase one share of Class A common stock at an exercise price of $12.00 per share, (see Note 14. Current and Non-current Financial liabilities, net). At the closing date, the fair value of the 287,500 Private Warrants recorded as liability was $129.